UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 7, 2009

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

American International Building 29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 7, 2009 IPC Holdings, Ltd. (“IPC”) announced that its board of directors has unanimously determined that, after consultation with its outside legal and financial advisors and upon consideration of a variety of factors, the unsolicited acquisition proposal from Validus Holdings, Ltd. (“Validus”) on March 31, 2009 does not constitute a “Superior Proposal” as defined in the Agreement and Plan of Amalgamation between IPC, IPC Limited and Max Capital Group Ltd. A copy of the Press Release, including the letter from the Board of Directors of IPC to Validus relating to their determination, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
Exhibit 99.1	Press Release by IPC Holdings, Ltd., issued April 7, 2009.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This press release relates to a proposed business combination between IPC and Max. On March 27, 2009, IPC filed with the SEC a registration statement on Form S-4, which included a preliminary joint proxy statement/prospectus. This press release is not a substitute for the preliminary joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the preliminary joint proxy statement/prospectus filed with the SEC on March 27, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC HOLDINGS, LTD.

By	/s/ Melanie J. Saunders
Melanie J. Saunders
Company Secretary

Date: April 7, 2009

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press Release by IPC Holdings, Ltd., issued April 7, 2009.

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